FOR IMMEDIATE RELEASE

WWE® ELECTS MICHELLE MCKENNA & JOELLEN LYONS DILLON TO BOARD OF DIRECTORS

STAMFORD, Conn. – September 16, 2022 – WWE® (NYSE: WWE) today announced that Michelle McKenna and JoEllen Lyons Dillon have been elected to its Board of Directors.

McKenna spent more than two decades as a senior leader at Disney, Universal Studios and the NFL, working across technology, digital strategy and finance. From 2012 to 2022, McKenna served as Chief Information Officer for the NFL, where she was responsible for the league’s technology strategy and served as the executive sponsor of the Women’s Interactive Group. She serves on the Board of Directors of Ring Central (NYSE: RNG), where she is a member of the audit, compensation and nominating & governance committees.  McKenna previously served on the Board of Directors of Insperity (NYSE: NSP) from 2015 to 2018.

Dillon has 30 years of combined public company experience in global business, M&A and legal. Dillon has served on the Viatris (NASDAQ: VRTS) Board of Directors since November 2020, when Pfizer’s Upjohn division combined with Mylan to form Viatris, a global healthcare and pharmaceutical company. She is a member of the Viatris Board’s executive, audit and compliance committees, and is chair of its governance & nominating committee. She previously served on the Board of Mylan (NASDAQ: MYL) from 2014 to 2020.

From 2013 to 2017, Dillon was an executive officer in various roles including Executive Vice President, Chief Legal Officer and Corporate Secretary of The ExOne Company (NASDAQ: XONE, merged with Desktop Metal (NYSE: DM) in November 2021), a global provider of 3D printing machines and services. Prior to her Board and executive roles, Dillon spent nearly 25 years practicing law with an extensive background in M&A and securities for public and private companies in a variety of complex matters.

“Michelle and JoEllen bring to WWE’s Board of Directors incredible experience across key areas that we believe will benefit our organization,” said Stephanie McMahon, WWE Chairwoman & co-CEO.

About WWE

WWE, a publicly traded company (NYSE: WWE), is an integrated media organization and recognized leader in global entertainment. The Company consists of a portfolio of businesses that create and deliver original content 52 weeks a year to a global audience. WWE is committed to family-friendly entertainment on its television programming, premium live events, digital media and publishing platforms. WWE’s TV-PG programming can be seen in more than 1 billion homes worldwide in 30 languages through world-class distribution partners including NBCUniversal, FOX, BT Sport, Sony India and Rogers. The award-winning WWE Network includes all premium live events, scheduled programming and a massive video-on-demand library and is currently available in more than 180 countries. In the United States, NBCUniversal’s streaming service, Peacock, is the exclusive home to WWE Network.

Media Contact:

Chris Legentil

WWE

203-352-8793

Chris.Legentil@wwecorp.com

Investor Contact:

Seth Zaslow

203-352-1026

Seth.Zaslow@wwecorp.com

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Forward-Looking Statements: This press release contains, and oral statements made from time to time by our representatives may contain, forward-looking statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Forward looking statements include statements regarding, our outlook for future financial results, the impact of recent management changes, the scope, duration and findings of the investigation being conducted by the special committee of independent members of our Board of Directors; our plans to remediate identified material weaknesses in our disclosure control and procedures and our internal control over financial reporting, and regulatory, investigative or enforcement inquiries, subpoenas or demands arising from, related to, or in connection with these matters. In addition, the words “may,” “will,” “could,” “anticipate,” “plan,” “continue,” “project,” “intend,” “estimate,” “believe,” “expect,” “outlook,” “target,” “goal,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These statements relate to future possible events, as well as our plans, objectives, expectations and intentions and are not historical facts and accordingly involve known and unknown risks and uncertainties and other factors that may cause the actual results or the performance by us to be materially different from future results or performance expressed or implied by such forward-looking statements. These forward-looking statements are subject to uncertainties relating to, without limitation, the departure of Vince McMahon from the Company and the appointment of Stephanie McMahon and Nick Khan as co-Chief Executive Officers; the scope, duration and findings of the ongoing investigation by the special committee of independent members of our Board of Directors; regulatory, investigative or enforcement inquiries, subpoenas or demands arising from, related to, or in connection with these matters; our ability to remediate material weaknesses in our disclosure controls and procedures and our internal control over financial reporting; and reputational harm to the Company’s relationships with its stockholders, customers, talent and partners, which may have adverse financial and operational impacts, among other factors. The following additional factors, among others, could cause actual results to differ materially from those contained in forward-looking statements: the COVID-19 outbreak, which may continue to affect negatively world economies as well as our industry, business and results of operations; entering, maintaining and renewing major distribution and licensing agreements; a rapidly evolving and highly competitive media landscape; WWE Network; computer systems, content delivery and online operations of our Company and our business partners; privacy norms and regulations; our need to continue to develop creative and entertaining programs and events; our need to retain and continue to recruit key performers; the possibility of a decline in the popularity of our brand of sports entertainment; possible adverse changes in the regulatory atmosphere and related private sector initiatives; the highly competitive, rapidly changing and increasingly fragmented nature of the markets in which we operate and/or our inability to compete effectively, especially against competitors with greater financial resources or marketplace presence; uncertainties associated with international markets including possible disruptions and reputational risks; our difficulty or inability to promote and conduct our live events and/or other businesses if we do not comply with applicable regulations; our dependence on our intellectual property rights, our need to protect those rights, and the risks of our infringement of others’ intellectual property rights; the complexity of our rights agreements across distribution mechanisms and geographical areas; potential substantial liability in the event of accidents or injuries occurring during our physically demanding events; large public events as well as travel to and from such events; our expansion into new or complementary businesses, strategic investments and/or acquisitions; our accounts receivable; the construction and move to our new leased corporate and media production headquarters; litigation and other actions, investigations or proceedings; a change in the tax laws of key jurisdictions; our feature film business; a possible decline in general economic conditions and disruption in financial markets including any resulting from COVID-19; our indebtedness including our convertible notes; our potential failure to meet market expectations for our financial performance; through his beneficial ownership of a substantial majority of our Class B common stock, our controlling stockholder, Vincent K. McMahon could exercise ultimate control over our affairs, and his interests may conflict with the holders of our Class A common stock; our share repurchase program; a substantial number of shares are eligible for sale by the McMahons and the sale, or the perception of possible sales, of those shares could lower our stock price; and the volatility of our Class A common stock. In addition, our dividend and share repurchases are dependent on a number of factors, including, among other things, our liquidity and historical and projected cash flow, strategic plan (including alternative uses of capital), our financial results and condition, contractual and legal restrictions on the payment of dividends (including under our revolving credit facility), general economic and competitive conditions and such other factors as our Board of Directors may consider relevant. Forward-looking statements made by the Company speak only as of the date made and are subject to change without any obligation on the part of the Company to update or revise them. Undue reliance should not be placed on these statements. For more information about risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, our annual report on Form 10-K/A and quarterly reports on Form 10-Q/A and Form 10-Q.